Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 28,
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2007	2007
NETBANK, INC. CONSOLIDATED

Total average assets	$4,826,823	$4,720,452	$4,457,928	$4,499,860	$4,553,688	$4,273,000	$4,337,033	$3,916,188	$3,799,602	$3,710,326	$3,713,455	$3,948,408	$3,882,270

Retail customers	255,726	255,259	253,899	252,495	249,058	246,971	245,040	243,230	239,829	239,382	223,773	221,528	220,606
Business customers	27,687	27,702	27,715	27,396	26,574	26,225	25,917	25,539	25,371	24,785	24,456	21,355	21,064
Total customers	283,413	282,961	281,614	279,891	275,632	273,196	270,957	268,769	265,200	264,167	248,229	242,883	241,670

RETAIL BANKING SEGMENT

Retail deposits	$2,443,940	$2,474,874	$2,466,518	$2,418,548	$2,410,003	$2,393,553	$2,354,172	$2,402,279	$2,535,158	$2,499,597	$2,511,091	$2,483,458	$2,504,614
Small business deposits	63,339	63,984	65,153	66,787	66,326	67,976	68,771	66,191	66,894	65,148	64,502	63,632	63,721
Other deposits	221,734	287,409	244,324	245,533	245,608	207,556	231,842	259,847	275,041	66,864	40,043	22,537	12,465
Total deposits	$2,729,013	$2,826,267	$2,775,995	$2,730,868	$2,721,937	$2,669,085	$2,654,785	$2,728,317	$2,877,093	$2,631,609	$2,615,636	$2,569,627	$2,580,800

Online bill pay penetration (accounts > 90 days)	55%	55%	55%	54%	54%	54%	53%	53%	53%	53%	53%	52%	52%
Direct deposit of payroll penetration (accounts > 90 days)	56%	56%	57%	57%	55%	54%	54%	54%	54%	54%	54%	54%	55%
Services per customer	2.37	2.38	2.39	2.41	2.43	2.43	2.44	2.44	2.44	2.44	2.52	2.43	2.47

Average retail checking account balance	$2,486	$2,598	$2,542	$2,316	$2,403	$2,302	$2,242	$2,322	$2,235	$2,255	$2,524	$2,365	$2,421
Average retail money market account balance	$11,934	$11,938	$11,441	$11,040	$10,711	$10,402	$10,046	$9,778	$9,579	$9,491	$9,451	$9,328	$9,362
Average retail CD balance	$14,209	$13,356	$13,285	$13,173	$13,064	$12,912	$12,833	$12,801	$12,760	$12,911	$12,964	$13,031	$13,470

Average small business checking account balance	$7,674	$6,993	$7,022	$6,899	$7,231	$7,031	$7,242	$6,903	$7,365	$7,206	$7,631	$6,948	$7,193
Average small business money market account balance	$39,809	$39,990	$39,116	$39,946	$38,239	$38,978	$37,269	$35,504	$35,365	$33,971	$32,383	$30,952	$33,284
Average small business CD balance	$25,067	$23,357	$23,321	$22,609	$23,061	$23,106	$25,182	$24,281	$23,909	$23,870	$23,725	$23,217	$22,310

Business Equipment Financing —
Production	$14,313	$19,693	$21,150	$17,963	$19,410	$13,366	$12,682	$13,123	$13,464	$17,437	$13,428	$14,284	$17,909

MORTGAGE BANKING SEGMENT
Conforming mortgage production	$697,960	$810,201	$675,864	$704,656	$723,314	$674,823	$746,475	$605,640	$527,125	$466,527	$467,806	$447,005	$353,913
Refinance loans as a % of production	40%	36%	32%	31%	33%	37%	40%	44%	46%	45%	45%	54%	48%
Conforming mortgage sales	$743,747	$935,879	$461,463	$720,616	$774,967	$369,396	$922,617	$692,632	$577,989	$455,392	$498,347	$432,674	$378,109
Locked conforming mortgage pipeline	$867,915	$842,835	$809,625	$856,041	$962,059	$862,208	$833,680	$610,853	$509,227	$511,546	$520,044	$411,385	$368,822

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank.

All information is unaudited.

Monthly Commentary

Attached is our monthly operating statistics and financial data report. It reflects results for February 2007 and the prior twelve months.
All comparisons below are on a month-over-month basis, unless noted otherwise. Please also note that we have revised this report to reflect the company’s two areas of continuing operations following the completion of our restructuring initiative – Retail Banking and Mortgage Banking.

Highlights and Clarifications

•                  Core retail deposits grew by $21.1 million, but total deposits remained flat due to a decline in internal account balances.

•                  Production in the business equipment financing unit was up 25.4% to $17.9 million.

•                  Conforming mortgage production decreased by $93.1 million or 20.8% as volumes remained low due in part to continuing market conditions and new underwriting standards in the indirect channel.

•                  Conforming mortgage sales were down $54.5 million or 12.6% reflecting the lower production volumes in previous months.

•                  The locked conforming mortgage pipeline fell by $42.5 million or 10.3%.

Earnings Outlook

Analyst estimates for first quarter results currently range from a loss of $0.15 per share to a loss of $0.35 per share. Management has been guiding to the low end of this range due to: 1) Continued weakness in the indirect conforming mortgage channel; and 2) the company’s inability to recognize tax benefits. As expected, these pressures materialized and results are tracking below the low end of the analyst range. Also, as part of its capital management strategy, management elected to proceed with the sale of the balance of its auto loan portfolio as it previously indicated was possible. The transaction, which is expected to close before the end of the month, will result in a loss of $5 million-$10 million.

As previously disclosed, management is actively reviewing strategic alternatives for the company as a whole as well as for individual lines of business. Management cautions that in the interim or as part of a longer-term decision to stay the course, it may undertake additional initiatives designed to better position the bank from a risk-based capital perspective. These initiatives, such as the auto loan portfolio sale mentioned above, may entail further restructuring or one-time charges.

As always, we appreciate your interest in our company. If you have questions or need anything more, please let us know.

Rich Jeffers
Director, Investor Relations, NetBank, Inc.
Phone: 678-942-7596
rjeffers@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future events, performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking; 4) potential difficulties in integrating the Company’s operations across its lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006, as well as Exhibit 99.2 to its Current Report on Form 8-K filed with the SEC on January 3, 2007. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.